                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported): September 22, 2006

                             TOWER AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

        1-12733                                            41-1746238
(Commission File Number)                       (IRS Employer Identification No.)

                    27175 HAGGERTY ROAD, NOVI, MICHIGAN 48377
               (Address of Principal Executive Offices) (Zip Code)

                                 (248) 675-6000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 -- OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

On September 22, 2006, Tower Automotive, Inc. (the "Company") circulated for approval by the lenders under its Revolving Credit, Term Loan and Guaranty Agreement dated February 2, 2005, as amended, (the "DIP Agreement") the seventh amendment to the DIP Agreement. Such amendment amends certain covenants contained in the DIP Agreement which the Company anticipated violating during the fourth quarter of 2006. In addition, the facility amends certain provisions to allow for dividends to be declared and paid by less than wholly-owned subsidiaries of the Company and waives any existing covenant technical breaches related to previously declared and paid dividends by less than wholly-owned subsidiaries of the Company. The DIP Agreement is also being amended to adjust certain interest rates based on the current economic environment. The Company expects that the lenders will vote on such amendment on October 5, 2006.

All statements, other than statements of historical fact, included in this Form 8-K or incorporated by reference herein, are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). When used in this Form 8-K, the words "anticipate," "believe," "estimate," "expect," "intends," "project," "plan" and similar expressions, as they relate to the Company, are intended to identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company's management as well as on assumptions made by and information currently available to the Company at the time such statements were made. Various economic and competitive factors could cause actual results to differ materially from those discussed in such forward-looking statements, including factors which are outside the control of the Company, such as risks relating to: (i) confirmation of a plan of reorganization under the Bankruptcy Code, which would allow the Company to reduce unsustainable debt and other liabilities and simplify the Company's complex and restrictive capital structure; (ii) the Company's reliance on major customers and selected vehicle platforms; (iii) the cyclicality and seasonality of the automotive market; (iv) the failure to realize the benefits of acquisitions and joint ventures; (v) the Company's ability to obtain new business on new and redesigned models; (vi) the Company's ability to achieve the anticipated volume of production from new and planned supply programs; (vii) the general economic or business conditions affecting the automotive industry (which is dependent on consumer spending), either nationally or regionally, being less favorable than expected; (viii) the Company's failure to develop or successfully introduce new products; (ix) increased competition in the automotive components supply market; (x) unforeseen problems associated with international sales, including gains and losses from foreign currency exchange; (xi) implementation of or changes in the laws, regulations or policies governing the automotive industry that could negatively affect the automotive components supply industry; (xii) changes in general economic conditions in the United States, Europe and Asia; (xiii) various other factors beyond the Company's control; and (xiv) those risks set forth in the Company's Annual Report on Form 10-K in Item IA, Part I. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


(d)      Exhibits:

      99.1 Draft of proposed Seventh Amendment to Revolving Credit, Term Loan and Guaranty Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     TOWER AUTOMOTIVE, INC.
                                                           REGISTRANT


Date:  September 22, 2006                             /s/ James A. Mallak
                                                     ---------------------------
                                                         James A. Mallak
                                                         Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION

99.1           Draft of proposed Seventh Amendment to Revolving Credit, Term
               Loan and Guaranty Agreement